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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2004

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

           FLORIDA                      1-4604                 65-0341002
(State or other jurisdiction   (Commission file number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

     3000 Taft Street, Hollywood, Florida                         33021
   (Address of principal executive offices)                    (Zip Code)

                                 (954) 987-4000
              (Registrant's telephone number, including area code)

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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On August 25, 2004, HEICO Corporation issued a press release announcing its financial results for the third quarter of fiscal 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 8.01  OTHER EVENTS

        On August 25, 2004, the Company issued a press release announcing its financial results for the third quarter of fiscal 2004. As reported therein, the Company committed to a restructuring plan involving certain subsidiaries of its Flight Support Group that provide repair and overhaul services ("repair and overhaul subsidiaries") during the third quarter of fiscal 2004. The restructuring plan calls for inventory write-downs, contract termination costs, management hiring/relocation related expenses, and other associated costs. The unexpected death of an executive of certain of the repair and overhaul subsidiaries was the impetus for the commencement of the restructuring activities, which the Company believes will allow it to better service its customers and improve operating margins.

        The Company incurred $600,000 of restructuring expenses in its third quarter of fiscal 2004 ended July 31, 2004. The restructuring expenses included $350,000 of inventory write-downs (non-cash amount) and a $250,000 accrual for management hiring/relocation related expenses. The inventory written down is related to older generation aircraft for which repair and overhaul services are being discontinued by the Company.

        The Company estimates it will incur an additional $400,000 - $600,000 of restructuring expenses relating to contract termination costs, management hiring/relocation related expenses and other associated costs over the fourth quarter of fiscal 2004 and first quarter of fiscal 2005. The contract termination costs expected to be incurred, including lease termination on a facility, are estimated to total $250,000 - $300,000. Additional costs expected to be incurred principally consist of moving costs related to the consolidation of two repair and overhaul facilities and one-time employee termination/hiring benefits, which are estimated to aggregate approximately $150,000 - $300,000.

        The aggregate total amount of expenses to be incurred in connection with the restructuring plan is $1.0 million to $1.2 million of which $650,000 - $850,000 represents future cash expenditures.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

        (C) EXHIBITS

        EXHIBIT NO.      DESCRIPTION
        -----------      -----------
            99.1         Press release, dated August 25, 2004, titled "HEICO
                         Reports Significantly Increased 3rd Qtr Results."

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HEICO CORPORATION
                                              ---------------------------------
                                                   (Registrant)

Date:  August 25, 2004                        By:  /s/ Thomas S. Irwin
                                                   ----------------------------
                                                   Thomas S. Irwin
                                                   Executive Vice President
                                                   and Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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    99.1        Press release, dated August 25, 2004, titled "HEICO Reports
                Significantly Increased 3rd Qtr Results."

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